SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 25, 1999


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                          (Exact name of the registrant
                          as specified in its charter)



Delaware                       333-77561               41-1808858

(State or other                (Commission            (I.R.S. Employee
jurisdiction of                File No.)               Identification No.)
Incorporation)


8400 Normandale Lake Boulevard                  55437
Minneapolis, Minnesota
(Address of Principal                           (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000

Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the July 1999 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.


Master Serviced by Residential Funding Corporation
1995-1      RFM2
1996-HS1  RFM2  1996-HS2 RFM2 1996-HS3  RFM2  1996-RHS4  RFM2  1997-GMACM4  RFM2
1997-HI1  RFM2  1997-HI3 RFM2 1997-HS2 RFM2 1997-HS5 RFM2 1998-HI2 RFM2 1998-HI4
RFM2  1998-HS1  RFM2  1998-HS3  RFM2  1999-HI1  RFM2 1999-HI4 RFM2 1999-HI4 RFM2
1999-HS2 RFM2 1999-HS3 RFM2 1999-HS5 RFM2 1999-HS5 RFM2


Item 7. Financial  Statements and Exhibits

(a) See attached monthly reports.
 .

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE
SECURITIES II, INC.
By:
Name:  Davee Olson
Title: Chief Financial Officer
Dated  July 25, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE
SECURITIES II, INC.

By:    /s/ Davee Olson
Name:  Davee Olson
Title: Chief Financial Officer
Dated: July 25, 1999